EXHIBIT 10.8

                             SUBSCRIPTION AGREEMENT


         THIS AGREEMENT is made and entered into this 20th day of June, 1997 by and among CTI Industries Corporation, a Delaware corporation, having its principal place of business at 22160 N. Pepper Road, Barrington, Illinois 60010 (the "Company") and the individual whose name and signature is set forth on the signature page hereof ("Investor").

         WHEREAS, the Company is offering to a limited number of accredited Investors the purchase of unsecured subordinated promissory notes of the Company in the aggregate principal amount of up to $950,000 and warrants to purchase common stock of the Company at the price per share of $1.20 per share for an aggregate purchase price in the principal amount of the unsecured subordinated promissory notes.

         NOW, THEREFORE, in consideration of the premises and of the terms, covenants and conditions hereinafter contained, the parties hereto agree as follows:

1.       Subscription.

         1.1 The undersigned Investor hereby subscribes for the purchase of (i) a 10% Unsecured Subordinated Promissory Note of the Company, in the form attached hereto as Exhibit A, (sometimes hereinafter referred to as the "Note"), in the principal amount set forth on the signature page of this agreement and
(ii) a Warrant, in the form attached hereto as Exhibit B, to purchase Common Stock of the Company at the purchase price per share of $1.20 for that number of shares determined by dividing the principal amount of the Note issued hereunder by the Warrant purchase price per share. The purchase price for the Note and the Warrant issued hereunder shall be the principal amount of the Note to be issued hereunder. With this Subscription Agreement, the Investor tenders to the Company a check, payable to the Company, in the amount of the purchase price.

         1.2 The Investor acknowledges that this Agreement shall not be binding upon the Company unless and until the Company accepts this subscription and executes this Agreement and that the Company reserves the right, in the sole discretion of the Company, to accept or reject this subscription.

2. Representations and Warranties of the Company. The Company represents and warrants to Investor as follows:

         2.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business and in good standing in the State of Illinois. Illinois and Delaware are the only states where the nature of the

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assets and business of the Company require such qualification. CTI Balloons Ltd.
is a corporation duly organized and validly existing under the laws of the United Kingdom and has its principal place of business in Rugby, United Kingdom. The Company owns all of the issued and outstanding capital stock of CTI Balloons, Ltd.

         2.2 The Company is authorized to issue 8,000,000 shares of Common Stock, par value $.075 per share, and 4,000,000 shares of Preferred Stock, par value $.35 per share. There are presently issued and outstanding 3,467,322 shares of Common Stock or warrants to purchase Common Stock and 2,857,143 shares of Preferred Stock.

         2.3 The Board of Directors of the Company has proposed the adoption of, and has submitted to the shareholders for approval, the 1997 CTI Industries Corporation Stock Option Plan pursuant to which the Company may issue options to purchase up to 300,000 shares of Common Stock of the Company.

         2.4 The Company has entered into a letter of intent with Joseph Stevens & Company, Inc., a copy of which has been provided to the Investor, pursuant to which the Company may offer, in a public offering, shares of Common Stock and warrants to purchase common stock of the Company. In connection with such proposed public offering and in the event of its completion and consummation:

         2.4.1 Joseph Stevens & Company, Inc. would receive options to purchase shares of Common Stock of the Company as provided herein;

                  2.4.2 It is contemplated that the outstanding shares of Preferred Stock of the Company will be converted to shares of Class B Common Stock which will have certain voting rights but which will not have dividend or other rights or preferences in relation to the Common Stock of the Company;

                  2.4.3 It is contemplated that there will be a reverse split of
         the  outstanding   Common  Stock  of  the  Company  in  the  amount  of
         approximately one share for each 2.6 shares outstanding.

There can be no assurance that the contemplated public offering of the Common Stock of the Company will be completed on the terms provided in such letter of intent or on any other terms.

         2.5 Except as provided in paragraphs 2.2, 2.3 and 2.4 hereof, (i) there are no contracts, options or other agreements or understandings pursuant to which the Company is or may be obligated to issue Common Stock or any other security, (ii) there are no obligations of the Company outstanding which may be converted into securities and (iii) there are no securities of the Company issued or outstanding. All shares of Common Stock and Preferred Stock of the Company presently issued and outstanding are duly authorized and validly issued, fully paid and non-assessable. No holder of outstanding shares of the Common Stock or Preferred Stock of the Company has any preemptive right or right of first refusal with respect to the issuance by the Company of any of its stock.



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         2.6 Investor has been provided with copies of the audited  statement of income and balance sheet of the Company as of October 31, 1996 and for the year then ended and the unaudited statement of income and balance sheet of the Company as of April 30, 1997 and for the six months then ended. Such financial statements fairly present the financial condition of the Company as of the dates thereof and the results of operation of the Company for the periods then ended.

         2.7 This Agreement, the offering contemplated herein, the Note and the Warrant have been duly authorized by the Board of Directors of the Company and this Agreement, the Note and the Warrant, when executed and delivered on behalf of the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms. The execution and performance of this Agreement and the Note and Warrant to be issued hereunder will not violate, with or without the giving of notice or the passage of time, any applicable law or regulation and will not conflict with, or result in the breach of, any of the terms, conditions or provisions of, or constitute a default under, any corporate charter, bylaw, agreement or other instrument to which the Company is a party or by which it, or any of its property, is bound.

         2.8 Except as set forth in the audit letter of counsel to the Company dated May 14, 1997, a copy of which has been provided to Investor, there are no actions, suits, proceedings or investigations pending, threatened against or affecting the Company, at law or in equity, or before any federal, state, or municipal agency or any instrumentality which involves the likelihood of any judgment of liability, not fully covered by insurance, against the Company or which may result in any material adverse change in the business, operations, properties, assets or condition, financial or otherwise, of the Company.

3. Representations, Warranties and Acknowledgments of Investor. The Investor represents and warrants to the Company, and acknowledges and agrees, as follows:

         3.1 Investor has been associated with the Company for a number of years and has full and detailed knowledge and information concerning the business, condition and prospects of the Company. Investor has reviewed this Agreement and all documents referred to herein and, in entering into this transaction, is not relying on information other than that contained in this Agreement or referred to herein or in any statement or document provided to Investor and executed by an officer of the Company.

         3.2 Investor has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the offering by it if the Notes and Warrants herein and all such questions, if any, have been answered to the full satisfaction of the undersigned.


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         3.3 The Investor has such  knowledge  and  experience  in financial and business matters that the undersigned is capable of evaluating the merits and risks involved in an investment in the Note and Warrant which are a highly speculative investment involving a high degree of risk and that the Investor could lose his or her entire investment.

         3.4 The Investor understands that (a) the Note, the Warrant and any shares of Common Stock of the Company issued by reason of the exercise of the Warrant (hereinafter sometimes referred to as the "Securities"), have not been registered under the Securities Act of 1933, as amended (the "Act") or the securities law of any state, based on exemptions from such registration requirements for non-public offerings and (b) the Securities are and will be "restricted securities" as said term is defined in Rule 144 of the Rules promulgated under the Act; (c) in the event that the Company does proceed with a public offering of its Common Stock as provided in paragraph 2.4 hereof, the Investor will be required to execute an agreement with the underwriter pursuant to which the Investor will not be permitted to sell any shares of Common Stock received upon the exercise of the Warrant for a period of 18 months from the effective date of the public offering; (d) the Securities may not be sold or otherwise transferred unless they have first been registered under the Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to such resale or transfer;
(e) the Company is under no obligation to register any of the Securities or to take any action to make any exemption from any such registration provisions available; (f) the Securities will bear a legend to the effect that the transfer of the securities represented thereby is subject to the provisions hereof; and
(g) stop transfer instructions will be placed on the records of the Company or with the transfer agent for the Note, the Warrant and any shares of Common Stock of the Company issued by reason of the exercise of the Warrant.

         3.5 The Investor is acquiring the Note and Warrant, and any shares of Common Stock received by reason of exercise of the Warrant, solely for the account of Investor, for investment purposes only, and not with a view to the resale or distribution thereof. Investor further represents that his or her financial condition is such that he or she is not under any present necessity or constraint to dispose of such securities to satisfy any existing or contemplated debt or undertaking. Investor (I) has not offered or sold any of the Securities within the meaning of the Act, (ii) does not have in mind the sale of any of the Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance, (iii) has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of any of the Securities and (iv) is not aware of any circumstance presently in existence which is likely in the future to promote a disposition of the Securities.

         3.6 The Investor will not sell or otherwise transfer any of the Securities, or any interest therein, unless and until (a) such Securities first shall have been registered under the Act and all applicable state securities laws or (b) the Investor first shall have delivered to the Company a written opinion of counsel, which counsel and opinion (in form and substance) shall be reasonably satisfactory to the Company, to the effect that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws.


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         3.7 The Investor (a) is a natural  person,  is at least 21 years of age and is under no legal disability to contract, (b) is a resident of the State specified on the signature page hereof and has no present intention of changing his residence from such State, and (c) has full power and authority to execute and deliver this Agreement and to perform the obligations of the Investor hereunder. This Agreement is a legally binding obligation of the Investor in accordance with its terms.

         3.8 The Investor is an "accredited investor" as such term is defined in Regulation D of the Rules and Regulations promulgated under the Act.

         3.9      Investor acknowledges and understands that:

         THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY ADEQUACY OF THE INFORMATION PROVIDED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

4. Indemnity. The Investor agrees to indemnify the Company, and each of its officers, directors, employees and agents, and hold them harmless from and against any and all losses, damages, liabilities, costs and expenses which any of them may sustain or incur in connection with the breach by Investor of any representation, warranty or covenant made by the Investor herein.

5. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be (i) delivered personally, (ii) mailed, postage prepaid, or (iii) telecopied and a copy mailed to the parties, as follows:




                  If to the Company                  Mr. Stephen M. Merrick
                                                     Chief Executive Officer
                                                     CTI Industries Corporation
                                                     22160 North Pepper Road
                                                     Barrington, IL  60010


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                  If to Investor:                    At the address shown on the
                                                     signature page hereof


Any notice mailed or telecopied in accordance with the provisions hereof shall be deemed received on the third day following the date of mailing or transmission. Either party hereto may change the address to which notices to such party may be given hereunder by serving a proper notice of such change of address to the other party.

6. Entire Agreement. This Agreement and the Note and Warrant constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior written or oral negotiations, representations, understandings, commitments, contracts or agreements with respect to the subject matter hereof. This Agreement and the Note and Warrant may not be modified except by written instrument signed by the parties hereto.

7. Severability. Whenever possible, each paragraph of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. If any paragraph of this Agreement shall be unenforceable or invalid under applicable law, such paragraph shall be ineffective only to the extent and duration of such unenforceability or invalidity and the remaining substance of such paragraph and the remaining paragraphs of this Agreement shall in such event continue to be binding and in full force and effect.

8. Waivers. No failure by any party to exercise any of such party's rights hereunder or to insist upon strict compliance with respect to any obligation hereunder, and no custom or practice of the parties at variance with the terms hereof, shall constitute a waiver by any party to demand exact compliance with the terms hereof. Waiver by and party of any particular default by any other party shall not affect or impair such party's rights in respect to any subsequent default of the same or of a different nature, nor shall any delay or omission of any party to exercise any right arising from any default by any other party affect or impair such party's rights as to such default or any subsequent default.

9. Benefit and Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives and successors in interest. This Agreement and any rights or obligations hereunder may not be assigned by any party hereto.

10. Governing Law; Actions. This Agreement shall be governed by and shall be interpreted and enforced in accordance with, the laws of the State of Illinois. The Investor (a) agrees that any legal suit, action or proceeding arising out of or related to this Agreement shall be instituted exclusively in Illinois Circuit Courts, County of Cook, or in the United States District Court for the Northern District of Illinois, each and any of which shall apply Illinois law, without reference to its conflicts of laws rules and principles, (b) waives any objection Investor may have now or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the



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jurisdiction  of the Illinois  Circuit  Courts,  County of Cook,  and the United
States District Court for the Northern District of Illinois in any such suit, action or proceeding. The Investor further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Illinois Circuit Courts, County of Cook or the United States District Court for the Northern District of Illinois.

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         IN WITNESS WHEREOF,  Investor has executed this Subscription  Agreement this ____ day of June, 1997.

INVESTOR:


________________________________________
(Signature)


________________________________________
(Print Name)

________________________________________

________________________________________
(Address)

Social Security #____________________

Principal Amount of Note
Subscribed For:

________________________________________



ACCEPTANCE OF SUBSCRIPTION:

CTI INDUSTRIES CORPORATION


By:________________________________________

   ________________________________________
                  Title

Date:______________________________________






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                                  EXHIBIT A TO
                                  EXHIBIT 10.8

   THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO INTEREST IN THIS NOTE MAY BE OFFERED OR SOLD EXCEPT
   PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND WHERE THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE.






                           CTI INDUSTRIES CORPORATION
                           10% UNSECURED SUBORDINATED
                                 PROMISSORY NOTE


$__________________________                             As of June     , 1997
                                                            Chicago, Illinois


         FOR VALUE RECEIVED, the undersigned, CTI Industries Corporation, a Delaware corporation (the "Payor"), having its executive office and principal place of business 22160 N. Pepper Road, Barrington, IL 60010, hereby promises to ________________________________________ (the "Payee"), having an address at
________________________________________ on June 30, 1999 (the "Maturity Date"),
at the Payee's address set forth hereinabove or, at such other place as the Payee shall hereafter specify in writing, the principal sum of
___________________________________,  ($__________),  in  legal  tender  of  the
United States of America. This Note may be prepaid, in whole or in part, at the option of the Company at any time without premium or penalty.

         This Note is part of an issue of notes (the "Notes") being issued in the principal amount of up to aggregate of $950,000 together with warrants to purchase Common Stock of the Company.
This Note is unsecured and shall rank pari passu with all other Notes.

         1.       Interest and Payment

                  1.1 The unpaid principal amount hereof outstanding from time to time shall bear simple interest from the date hereof at the rate of 10% per annum until the first to occur of



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         the  Maturity  Date or the date on which the entire  principal  balance hereof shall have been paid.

                  1.2 Interest shall accrue and be payable on a calendar quarterly basis on each September 30, December 31, March 31, and June 30 during which any portion of the principal amount of this Note shall be outstanding.

                  1.3 If payment of the principal amount hereof and interest accrued thereon, is not made on or before the Maturity Date, interest shall thereafter accrue and be payable at an interest rate equal to the lessor of (i) the prime rate plus 8% or (ii) the maximum rate permitted by law. For purposes of this Note, "prime rate" shall mean the prime rate, as adjusted from time to time, as established and reported by the First National Bank of Chicago, in Chicago, Illinois, from time to time or, if such rate is no longer reported by such bank, then the rate established by any comparable bank as its prime rate, from time to time.

         2.       Replacement of Note.

                  2.1. In case this Note is mutilated, destroyed, lost or stolen, the Payor shall, at its sole expense, execute, register and deliver, a new Note, in exchange and substitution for this Note, if mutilated, or in lieu of and substitution for this Note, if destroyed, lost or stolen. In the case of destruction, loss or theft, the Payee shall furnish to the Payor indemnity reasonably satisfactory to the Payor, and in any such case, and in the case of mutilation, the Payee shall also furnish to the Payor evidence to its reasonable satisfaction of the mutilation, destruction, loss or theft of this Note and of the ownership thereof. Any replacement Note so issued shall be in the same outstanding principal amount as this Note and dated the date to which interest shall have been paid on this Note, or if no interest shall have yet been paid, dated the date of this Note.

                  2.2.  Every Note issued  pursuant to the provisions of Section
         2.1 hereof in substitution for this Note shall constitute an additional contractual obligation of the Payor, whether or not this Note shall be found at any time, or be enforceable by anyone.

         3. Events of Default. If any of the following conditions, events or acts shall occur, this Note shall become immediately due and payable:

                  3.1. The dissolution of the Payor or any vote in favor thereof by the Board of Directors and stockholders of the Company; or

                  3.2. The Payor's insolvency, assignment for the benefit of creditors, application for or appointment of a receiver, filing of a voluntary or involuntary petition under any provision of the Federal Bankruptcy Code or amendments thereto or any other federal or state statute affording relief to debtors; or there shall be commenced against the Payor any such proceeding or filed against the Payor any such application or petition which proceeding, application or petition is not dismissed or withdrawn within sixty (60) days of commencement or filing as the case may be; or


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



                  3.3. The failure by the Payor to make any payment of any amount of principal on, or accrued interest under, this Note, or any of the Notes as and when the same shall become due and payable; or

                  3.4. The sale by the Payor of all or substantially all of its assets (other than the sale of inventory in the ordinary course of business), or the merger or consolidation by the Payor with or into another corporation, except for mergers or consolidations where the Payor is the surviving entity or where the surviving entity expressly accepts and assumes all of the obligations of the Payor under all of the Notes; or

                  3.5. The commencement of a proceeding to foreclose the security interest or lien in any property or assets to satisfy the security interest or lien therein of any secured creditor of the Payor whose debt is in excess of $100,000; or

                  3.6. The entry of a final judgment for the payment of money in excess of $100,000 by a court of competent jurisdiction against the Payor, which judgment the Payor shall not discharge (or provide for such discharge) in accordance with its terms within sixty (60) days of the date of entry thereof, or procure a stay of execution thereof within sixty (60) days from the date of entry thereof and, within such sixty (60) day period, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                  3.7. Any attachment or levy, or the issuance of any note of eviction against the assets or properties of the Payor involving an amount in excess of $100,000 which attachment, levy or issuance is not dismissed, bonded, or otherwise terminated within sixty (60) days of the effectiveness of such attachment, levy or issuance; or

                  3.8. The default in the due observance or performance of any material covenant, condition or agreement on the part of the Payor to be observed or performed pursuant to the terms of this Note and such default shall continue uncured for thirty (30) days after written notice thereof, specifying such default, shall have been given to the Payor by the holder of the Note; then, in any such event and at any time thereafter (and, in the case of an event described in Subsection
         3.5 or a default in payment of accrued interest and/or principal as described in Subsection 3.3, upon 30 days written notice), while such event is continuing, the Payee shall have the right to declare an event of default hereunder ("Event of Default"), provided that upon the occurrence of an event described in Subsections 3.1 or 3.2 such event shall be deemed to be an Event of Default hereunder whether or not the Payee makes such a declaration (an "Automatic Default"), and the indebtedness evidenced by this Note shall immediately upon such declaration or Automatic Default become due and payable, both as to principal and interest, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, notwithstanding anything contained herein to the contrary.


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



         4. If any one or more defaults shall occur and be continuing, the Payee may proceed to protect and enforce such Payee's rights either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, condition or agreement contained in this Note or in any agreement or document referred to herein or in aid of the exercise of any power granted in this Note or in any agreement or document referred to herein, or proceed to enforce the payment of this Note or to enforce any other legal or equitable right of the Payee of this Note. No right or remedy herein or in any other agreement or instrument conferred upon the holder of this Note is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

         5.       Unconditional Obligation; Fees; Waivers; Other.

                  5.1. The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment or adjustment whatsoever.

                  5.2. No forbearance, indulgence, delay or failure to exercise any right or remedy with respect to this Note shall operate as a waiver, nor as an acquiescence in any default, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

                  5.3. This Note may not be modified except by a writing duly executed by the Payor and the Payee.

                  5.4. The Payor hereby expressly waives demand and presentment for payment, notice of nonpayment, notice of dishonor, protest, notice of protest, bringing of suit, and dili gence in taking any action to collect amounts called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder or in connection with any right, lien, interest or property at any and all times which the Payee had or is existing as security for any amount called for hereunder.

                  5.5. The Payor shall bear all of its expenses, including attorneys' fees incurred in connection with the preparation of this Note.

         6. Subordination. The payment of principal and interest on this Note shall be subordinate in payment and right of payment to the payment or provision for payment in full of all other indebtedness existing as of now or hereafter incurred by the Payor.

         7. Restrictions on Transfer. By its acceptance of this Note, the Payee acknowledges that this Note is subject to the provisions of Payee's Subscription Agreement submitted to the Payor subscribing for this Note, this Note has not been registered under the securities laws of the United States of America or any state thereof and Payee represents that this Note has been acquired for investment and no interest in this Note may be offered for sale, sold, delivered after sale, transferred, pledged, or hypothecated in the absence of registration and qualification of this Note under applicable federal and state securities laws or an opinion of counsel reasonably satisfactory to the Payor that such registration and qualification are not required. In addition, this Note may only be transferred to a person deemed to be an "accredited investor" as such term is defined under Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.

         8.       Miscellaneous.

                  8.1. The headings of the various paragraphs of this Note are for convenience of reference only and shall in no way modify any of the terms or provisions of this Note.

                  8.2. All notices required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when personally delivered, delivered by Federal Express or other national overnight courier, three days after mailing if sent by registered or certified mail, return receipt requested, postage prepaid, or on the date of delivery if delivered by telecopy, receipt confirmed, provided that a confirmation copy is sent on the next business day by registered or certified mail, return receipt requested and postage prepaid, to the address of the intended recipient set forth in the preamble to this Note or at such other address as the intended recipient shall have hereafter given to the other party hereto pursuant to the provisions hereof.

                  8.3. This Note and the obligations of the Payor and the rights of the Payee shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to its conflicts of laws rules or principles, with respect to contracts made and to be fully performed therein.

                  8.4. Any legal suit, action or proceeding arising out of or relating to this Note will be instituted exclusively in the Circuit Court of Cook County, Illinois, or in the United States District Court for the Northern District of Illinois, each and any of which shall apply Illinois law without reference to its conflicts of laws principles or rules. The Payor and the Payee (by accepting this Note) each waives any objection which the Payor or the Payee may have now or hereafter to the venue of any such suit, action or proceeding, and irrevocably consents to the jurisdiction of the Illinois Circuit Courts, County of Cook and the United States District Court for the Northern District of Illinois in any such suit, action or proceeding. The Payor and Payee (by accepting this Note) each further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Illinois Circuit Courts, County of Cook or in the United States District Court for the Northern District of Illinois
 .

                  8.5. This Note shall bind the Payor and its successors and assigns.


                  8.6 Except in the ordinary course of business (which includes, but is not limited to, borrowing monies), Payor will not borrow any additional amounts without the written consent of a majority of the holders of Notes; such majority to be determined not by reference to the number of holders of the Notes but by reference to the then outstanding principal amount of the Notes.


                                             CTI INDUSTRIES CORPORATION


                                             By:  ___________________________
                                                  Howard W. Schwan, President


ATTEST:



     _______________________ , Secretary

                                  EXHIBIT B TO
                                  EXHIBIT 10.8

             The securities represented by this Warrant have not been registered under the Securities Act of 1933, and thus may not be transferred unless registered under that Act or unless an exemption from registration is available.


                              Warrant dated June 30, 1997, to purchase _________ Shares of Common Stock on or before June 30, 2002.


                             STOCK PURCHASE WARRANT
                           TO PURCHASE COMMON STOCK OF
                           CTI INDUSTRIES CORPORATION

         This certifies that, for value received, , or his assigns, is entitled to subscribe for and purchase from CTI INDUSTRIES CORPORATION, a Delaware corporation (hereinafter called the "Company"), at a price of One Dollar Twenty cents ($1.20) per share (subject to adjustment as set forth in paragraph 3 below) and at any time after the date hereof to and including June 30, 2002, (subject to adjustment as set forth in paragraph 3 below) fully paid and non-assessable shares of the Company's common stock, par value $.075 per share (hereinafter referred to as the "Common Stock").

         This Warrant is subject to the following provisions, terms and conditions:

         1. Exercise; Issuance of Certificates; Payment for Shares. The rights represented by this Warrant may be exercised by the holder hereof at any time within the period specified above, in whole or in part (but not as to a fractional share of Common Stock), by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company (or such other office of the Company as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company) (a) specifying the number of shares of Common Stock being purchased and (b) accompanied by a check payable to the Company for the purchase price for such shares. The Company agrees that the shares so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Certificates for the shares so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding ten days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant of like tenor, representing the right to purchase the number of shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be delivered to the holder hereof within such time.

         2.       Shares to be Fully Paid;  Reservation of Shares.   The Company
covenants and agrees:

                  (a) that all shares of Common Stock which may be issued upon exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof;

                  (b) without limiting the generality of the foregoing, that the Company will from time to time take all such action as may be required to assure that the par value, if any, per share of Common Stock is at all times equal to or less than the then effective Warrant Purchase
         Price (as hereinafter defined) per share of Common Stock issuable pursuant to this Warrant;

                  (c) that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the full exercise of the rights represented by this Warrant;

                  (d) that the Company will take all such action as may be necessary to assure that the Common Stock issuable upon the exercise hereof may be so issued without violation of any applicable law or regulation; and

                  (e) that the Company will not take any action which would result in any adjustment of the Warrant Purchase Price if (I) the total number of shares of Common Stock issuable after such action upon exercise of this Warrant, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all Options (as hereinafter defined) and upon conversion of all Convertible Securities (as hereinafter defined) then outstanding, would exceed (ii) the total number of shares of Common Stock then authorized by the Company's Articles of Incorporation (all such issued and issuable Common Stock being called the "Potentially Outstanding Common Stock").

In the event any stock or securities of the Company other than Common Stock are issuable upon the exercise hereof, the Company will take or refrain from taking any action referred to in clauses (a) through (e) of this paragraph 2 as though such clauses apply, equally, to such other stock or securities then issuable upon the exercise hereof.

         3. Warrant Purchase Price. The provisions set forth in paragraphs 1 and 2 above are, however, subject to the following:

                  3.1 Adjustment of Warrant Purchase Price; Resulting Adjustment of Number of Purchasable Shares. The initial Warrant Purchase Price of One Dollar Twenty Cents ($1.20) per share of Common Stock shall be subject to adjustment from time to time as hereinafter provided (such price or such price as last adjusted pursuant to the terms hereof, as the case may be, is herein called the "Warrant Purchase Price"). Upon each adjustment of the Warrant Purchase Price, the holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Purchase Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Warrant Purchase Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Purchase Price resulting from such adjustment.

                  3.2 Adjustment of Warrant Purchase Price Upon Issuance of Stock. If and whenever after the date hereof the Company shall issue or sell any shares of its Common Stock for a consideration per share less than the Warrant Purchase Price in effect immediately prior to the time of such issue or sale (except if such issue or sale shall be made pursuant to the exercise of Options or Convertible Securities, as defined below, outstanding on the date hereof), then, forthwith upon such issue or sale, the Warrant Purchase Price shall be reduced to the price, calculated to the nearest cent, determined by dividing (a) the sum of (I) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Warrant Purchase Price and (ii) the consideration, if any, received by the Company upon such issue or sale, by (b) the total number of shares of Common Stock outstanding immediately after such issue or sale. No adjustment of the Warrant Purchase Price, however, shall be made in an amount less than $0.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with all adjustments so carried forward shall amount to $0.01 per share or more.

                  For purposes of this paragraph  3.2, the following  paragraphs
         3.3 to 3.15, inclusive, subject to the exception set forth above, shall also be applicable:

                  3.3  Issuance  of Rights or  Options.  In case at any time the
         Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined as provided in the following sentence) shall be less than the Warrant Purchase Price in effect immediately prior to the time of granting of such Options, then the maximum number of shares of Common Stock issuable upon the exercise of all such Option or upon conversion or exchange of the total maximum amount of such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the granting of such Options and thereafter shall be deemed to be outstanding. The price per share for which Common Stock is issuable, as referred to in the preceding sentence, shall be determined by dividing (a) the sum of (I) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (ii) the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (iii) in the case of all such Options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of all such Convertible Securities (to the extent not counted under the immediately preceding clause (ii) and upon the conversion or exchange of all such Convertible Securities into Common Stock, by (b) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities. The consideration received or receivable by the Company shall in each case be determined in accordance with paragraph 3.7 below. Except a otherwise provided in paragraph 3.5 below, no adjustment of the Warrant Purchase Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                  3.4 Issuance of Convertible Securities. In case the Company shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined as provided in the following sentence) shall be less than the Warrant Purchase Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in paragraph 3.5 below, no adjustment of the Warrant Purchase Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Warrant Purchase Price have been or are to be made pursuant to other provisions of this paragraph 3, no further adjustment of the Warrant Purchase Price shall be made by reason of such issue or sale. The price per share for which Common Stock is issuable, as referred to in the preceding sentence, shall be determined by dividing (I) the sum of (A) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (B) the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange of such Convertible Securities into Common Stock, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities. The consideration received or receivable by the Company shall in each case be determined in accordance with paragraph 3.7 below.

                  3.5 Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in paragraph 3.3 above and still outstanding, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in paragraph 3.3 or 3.4 above and still outstanding, or the rate at which any such Convertible Securities are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), the Warrant Purchase Price in effect at the time of such event shall forthwith be readjusted to the Warrant Purchase Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration, or conversion rate, as the case may be, at the time initially granted, issued, or sold. On the expiration of any Option referred to in paragraph 3.3 above prior to the exercise thereof or the termination of any right to convert or exchange any Convertible Securities referred to in paragraph 3.3 or 3.4 above prior to the exercise of such right, the Warrant Purchase Price then in effect hereunder shall forthwith be increased to the Warrant Purchase Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding for the purposes of any calculation under paragraph 3.3 or 3.4 above.

                  3.6 Determination of Consideration Upon Dividend or Other Distribution. In case the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                  3.7 Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any reasonable underwriting commissions or concessions paid or allowed by the Company (or deducted from amounts received by the Company) in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined reasonably and in good faith by the Board of Directors of the Company, without deduction of any expenses incurred or any reasonable underwriting commissions or concessions paid or allowed by the Company (or deducted from amounts received by the Company) in connection therewith. The amount of consideration deemed to be received by the Company pursuant to issuance and/or sale, pursuant to an established compensation plan of the Company, to directors, officers or employees of the Company or any subsidiary of the Company in connection with their employment of shares of Common stock, Options or Convertible Securities, shall be increased by the amount of any tax benefit realized by the Company as a result of such issuance and/or sale, the amount of such tax benefit being the amount by which the federal and/or state income or other tax liability of the Company shall be reduced by reason of any deduction or credit in respect of such issuance and/or sale. In case any Common Stock, Options or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Company shall be changed into or exchanged for the stock or other securities of another corporation), the amount of consideration received therefor shall be deemed to be the fair value as determined reasonably and in good faith by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation as such Board may determined to be attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Company shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities of the other corporation, and if such calculation results in adjustment of the Warrant Purchase Price, the determination of the number of shares of Common Stock issuable upon exercise of the Warrants immediately prior to such merger, consolidation or sale, for purposes of paragraph 3.13 below, shall be made after giving effect to such adjustment of the Warrant Purchase Price. In case any shares of Common Stock shall be issued (or issuable) pursuant to any Options for the purchase of the same, the consideration deemed to be received (or receivable) therefor shall be deemed to be the total amount, if any, received (or total minimum amount receivable) by the Company as consideration for the granting of such Options, plus the aggregate amount of additional consideration paid (or minimum amount payable) to the Company upon the exercise of such Options. In case any shares of Common Stock shall be issued (or issuable) upon the conversion or exchange of any Convertible Securities, the consideration deemed to be received (or receivable) therefor shall be deemed to be the total amount received (or total minimum amount receivable) by the Company as consideration for the granting of any Options to subscribe to or purchase such Convertible Securities, plus the total amount of additional consideration paid (or minimum amount payable) to the Company as consideration for the issue or sale of such Convertible Securities, plus the total amount of additional consideration, if any, paid (or minimum amount payable) to the Company upon the conversion or exchange thereof.

                  3.8 Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution.

                  3.9 Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common stock for the purposes of this paragraph 3.

                  3.10 Liquidating Dividends. The Company will not declare a dividend upon Common Stock payable otherwise than out of consolidated earnings or consolidated earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries, and otherwise than in Common Stock, unless the holder of this Warrant shall have consented to such dividend in writing.

                  3.11 Subdivision or Combination of Stock. In case at any time the Company shall in any manner subdivide its outstanding shares of Common stock into a greater number of shares or combine such shares of Common Stock into a smaller number of shares, then the Warrant Purchase Price in effect immediately subsequent to such subdivision or combination shall be equal tot he product of (a) the Warrant Purchase Price in effect immediately prior to such subdivision or combination multiplied by (b) a fraction the numerator of which is the number of shares of Common Stock outstanding immediately prior to such subdivision or combination and the denominator of which is the number of shares of Common Stock outstanding immediately thereafter.

                  3.12 Reorganization, Reclassification, Consolidation, Merger or Sale. If any reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of the Company's assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Warrant Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of the rights represented hereby (including an immediate adjustment, by reason of such consolidation or merger, of the Warrant Purchase Price to the value for the Common Stock reflected by the terms of such consolidation or merger if the value so reflected is less than the Warrant Purchase Price in effect immediately prior to such consolidation or merger). In the event of a merger or consolidation of the Company with or into another corporation as a result of which the number of shares of common stock of the surviving corporation greater or lesser than the number of shares of Common Stock of the Company outstanding immediately prior to such merger or consolidation are issuable to holders of Common Stock of the Company, then the Warrant Purchase Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Company. The Company shall not effect any such consolidation, merger, or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger of the corporation into or for the securities of which the previously outstanding stock of the Company shall be exchanged in connection with such consolidation or merger, or the corporation purchasing such assets, as the case may be, shall assume, by written instrument executed and mailed or delivered to the holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. If a purchase, tender, or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock of the Company, the Company shall not effect any consolidation, merger, or sale with the Person having made such offer or with any Affiliate of such Person unless, prior to the consummation of such consolidation, merger, or sale, the holder of this Warrant shall have been given a reasonable opportunity to then elect to receive either the stock, securities, or assets then issuable upon the exercise of this Warrant. As used herein, the term "Person" shall mean and include an individual, a partnership, a corporation, a trust, a joint venture, an unincorporated organization, and a government or any department or agency thereof, and an "Affiliate" of any controlling, controlled by, or under direct or indirect common control with, such other Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract, or otherwise. The provisions of this paragraph 3.3 governing the substitution of another corporation for the Company shall similarly apply to successive instances in which the corporation then deemed to be the Company hereunder shall either sell all or substantially all of its properties and assets to any other corporation, shall consolidate with or merge into any other corporation, or shall be the surviving corporation of the merger into it of any other corporation as a result of which the holders of any of its stock or other securities shall be deemed to have become the holders of, or shall become entitled to, the stock or other securities of any corporation other than the corporation at the time deemed to be the Company hereunder.

                  3.13 Duty to Make Fair Adjustments in Certain Cases. If any event occurs as to which, in the opinion of the Board of Directors of the Company, the other provisions of this paragraph 3 are not strictly applicable or, if strictly applicable, would not fairly protect the purchase rights of this Warrant in accordance with the essential intent and principles hereof, the Board of Directors shall make such adjustments in the Warrant Purchase Price as it deems necessary to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Warrant Purchase Price as otherwise determined pursuant to this paragraph 3.

                  3.14 Notice of Adjustment. The Company shall give to the holder of this Warrant prompt written notice of every adjustment of the Warrant Purchase Price, by first class mail, postage prepaid, addressed to the address of such holder as shown on the books of the Company, which notice shall state the Warrant Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation was based.

                  3.15     Other Notices.  In case at any time:

                           (a) the Company  shall declare any cash dividend upon
                  its Common Stock payable at a rate in excess of the rate of the last cash dividend theretofore paid;

                           (b) the Company  shall  declare any dividend upon its
                  Common Stock payable in stock or make any special dividend or other distribution (other than regular cash dividends) to the holders of its Common Stock;

                           (c) the Company shall offer for  subscription  to the
                  holders of any of its Common Stock any additional shares of stock of any class or other rights;

                           (d) there shall be any capital  reorganization of the
                  Company or any reclassification of its capital stock or any consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

                           (e)  there  shall  be  a  voluntary  or   involuntary
                  dissolution, liquidation or winding up of the Company;

         then, in any one or more of such cases, the Company shall give, by first class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, (i) at least 20 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days prior written notice of the date when the same shall take place. Any notice required by clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and any notice required by clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

         4. Issue Tax. The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder of this Warrant for any issuance tax in respect thereof.

         5. Closing of Books. The Company will at no time close its transfer books against the transfer of this Warrant or of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

         6. No Voting Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

         7. Warrants Transferable. Subject to the restrictions referred to in the legend set forth on the face of this Warrant, this Warrant and all rights hereunder are transferable to any person, in whole or in part, without charge to the holder hereof, at the office of the Company referred to in paragraph 1 above, by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding. Until such transfer on such books, however, the Company may treat the registered holder hereof as the owner for all purposes.

         8. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon its surrender by the holder hereof at the office of the Company referred to in paragraph 1 above, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of Shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

         9. Descriptive Headings and Governing Law. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience of reference only and do not constitute a part of this Warrant. This Warrant is being delivered and is intended to be performed in the State of Illinois and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of such State.

         10. Certain Covenants of the Company. So long as this Warrant remains outstanding, in whole or in part, the Company will, unless the holder of this Warrant otherwise consents in writing:

                  (a) within 60 days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Company, deliver to the holder of this Warrant (i) a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such period, and
         (ii) consolidated statements of income and of surplus of the Company and its subsidiaries, if any, for such period and (in the case of the second and third such quarterly periods) for the period from the beginning of the current fiscal year to the end of such quarterly period, setting forth in each case in comparative form the consolidated figures for the corresponding periods of the previous fiscal year, all in reasonable detail and certified as prepared in accordance with generally accepted accounting principles consistently applied, subject to exchanges resulting from year-end audit adjustments, by the principal financial officer of the Company; and

                  (b) within 90 days after the end of each fiscal year of the Company, deliver to the holder of this Warrant (i) a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such year, and (ii) consolidated statements of income and of surplus of the Company and its subsidiaries, if any, for such year, setting forth in each case in comparative form the consolidated figures for the previous fiscal year, all in reasonable detail and accompanied by an opinion thereon of independent public accountants, which opinion shall state that such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied and that the audit by such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards; and

                  (c) as soon as practicable, notify the holder of this Warrant in writing of any potentially material adverse development concerning the Company; and permit such holder of his representative to examine the books and records of the company at any time during regular business hours and make copies of any portions thereof desired to be copied by such holder or his representative.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officers under its corporate seal and this Warrant to be dated this ______ day of ____________, 1997.

                                       CTI INDUSTRIES CORPORATION


                                       By:_____________________________________
                                                         President

(CORPORATE SEAL)

Attest:

_____________________________________
Secretary

                             SUBSCRIPTION AGREEMENT

                                                    Dated: ______________, 199__

To:      CTI Industries Corporation
         22160 N. Pepper Road
         Barrington, Illinois


         The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to subscribe for and purchase shares of the Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant.

                                            Signature___________________________

                                            Address_____________________________

                                            ____________________________________

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common stock set forth below, unto:

Name of Assignee                    Address               Number of Shares






Dated: __________________, 199__

                                            Signature___________________________

                                            Witness_____________________________














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